EQUITY	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
EQUITY

I.	EQUITY

Series A and B Convertible Preferred Stock - There are no shares of Series A or Series B Preferred Stock currently issued or outstanding.

Series C Preferred Stock - The Series C Preferred Stock (Series C) was issuable in connection with our now expired ONEOK Rights Agreement, which was designed to protect our shareholders from coercive or unfair takeover tactics.  No shares of Series C were issued, and the ONEOK Rights Agreement expired February 4, 2013, and was not renewed.

Common Stock - At December 31, 2013, we had approximately 362.4 million shares of authorized and unreserved common stock available for issuance.

Dividends - Dividends paid totaled $304.7 million, $262.0 million and $227.0 million for 2013, 2012 and 2011, respectively. The following table sets forth the quarterly dividends per share declared and paid on our common stock for the periods indicated:

	Years Ended December 31,
	2013	2012	2011
First Quarter	$0.36	$0.305	$0.26
Second Quarter	$0.36	$0.305	$0.26
Third Quarter	$0.38	$0.33	$0.28
Fourth Quarter	$0.38	$0.33	$0.28
Total	$1.48	$1.27	$1.08

Additionally, a quarterly dividend of $0.40 per share was declared in January 2014, payable in the first quarter 2014.

Stock Repurchase Program - Our three-year stock repurchase program, which expired on December 31, 2013, was authorized by our Board of Directors in October 2010 to buy up to $750 million of our common stock.  We executed a $300 million repurchase of approximately 8.6 million shares in 2011, a $150 million repurchase of approximately 3.4 million shares in September 2012 and did not repurchase any shares of our common stock in 2013.

See Note P for a discussion of ONEOK Partners’ issuance of common units and distributions to noncontrolling interests.